                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-3 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:


1. The Monthly Report for the period from April 1, 1997 to April 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of May, 1997.



                                       GREEN TREE FINANCIAL CORP.


                                       BY: /s/ Phyllis A. Knight
                                          ---------------------------
                                          Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997


                                         CUSIP#'S 393505-MA7,MB5,MC3,MD1,ME9,MF6
                                         TRUST ACCOUNT #80-4135900
                                         REMITTANCE DATE: 5/15/97

                                                       Total $        Per $1,000
                                                       Amount          Original
                                                    -------------     ----------
Class A Certificates
--------------------

(1a)    Amount available (including Monthly
        Servicing Fee)                              $5,138,305.23

(b)     Class M-1 Interest Deficiency Amount
        (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn
        for prior Remittance Date                            0.00

(c)     Amount Available after giving effect to
        withdrawal of Class M-1 Interest
        Deficiency Amount and B-1 Interest
        Deficiency Amount for prior Remittance
        Date                                         5,138,305.23

A.      Interest
        (2)  Aggregate Interest
             a. Class A-1 Remittance Rate(6.05%)            6.05%
             b. Class A-1 Interest                     137,811.51     2.70218653
             c. Class A-2 Remittance Rate(6.45%)            6.45%
             d. Class A-2 Interest                     306,375.00     5.37500000
             e. Class A-3 Remittance Rate(6.70%)            6.70%
             f. Class A-3 Interest                     251,250.00     5.58333333
             g. Class A-4 Remittance Rate(7.10%)            7.10%
             h. Class A-4 Interest                     207,083.33     5.91666657
             i. Class A-5 Remittance Rate(7.35%)            7.35%
             j. Class A-5 Interest                     287,875.00     6.12500000
             k. Class A-6 Remittance Rate(7.85%,
                unless Weighted Average Contract
                rate is below (7.85%)                       7.85%
             l. Class A-6 Interest                     481,793.75     6.54166667

        (3)  Amount applied to:
             a. Unpaid Class A Interest
                Shortfall                                     .00            .00

                       GREEN TREE FINANCIAL CORPORATION

 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 2

                              CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 5/15/97


     (4)  Remaining:
          a.   Unpaid Class A Interest
               Shortfall                                      .00            .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                                    2,562,067.04            N/A
          a.   Scheduled Principal                     537,992.33            N/A
          b.   Principal Prepayments                 1,533,970.94            N/A
          c.   Liquidated Contracts                    490,103.77            N/A
          d.   Repurchases                                    .00            N/A

     (6)  Pool Scheduled Principal
           Balance                                 345,651,257.90   929.47285138
     (6a) Pool Factor                                   .92947285

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                                .00

     (8)  Class A Percentage for such Remittance
           Date                                             91.45%

     (9)  Class A Percentage for the following
           Remittance Date                                  91.39%

     (10) Class A Principal Distribution:
          a.   Class A-1                             2,562,067.04    50.23660863
          b.   Class A-2                                      .00            .00
          c.   Class A-3                                      .00            .00
          d.   Class A-4                                      .00            .00
          e.   Class A-5                                      .00            .00
          f.   Class A-6                                      .00            .00

    (11)  Class A-1 Principal Balance               24,772,447.90   485.73427255
    (11a)       Class A-1 Pool Factor                   .48573427

    (12)  Class A-2 Principal Balance               57,000,000.00   1000.0000000
    (12a)       Class A-2 Pool Factor                  1.00000000

                       GREEN TREE FINANCIAL CORPORATION

 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 3

                             CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                             TRUST ACCOUNT #80-4135900
                             REMITTANCE DATE: 5/15/97


(13)    Class A-3 Principal Balance                 45,000,000.00  1000.0000000
(13a)   Class A-3 Pool Factor                          1.00000000

(14)    Class A-4 Principal Balance                 35,000,000.00  1000.0000000
        (14a)      Class A-4 Pool Factor               1.00000000

        (15)  Class A-5 Principal Balance           47,000,000.00  1000.0000000
        (15a)      Class A-5 Pool Factor               1.00000000

(16)    Class A-6 Principal Balance                 73,650,000.00  1000.0000000
(16a)   Class A-6 Pool Factor                          1.00000000

(17)    Unpaid Class A Principal Shortfall
        (if any) following current Remittance
        Date                                                  .00

C.      Aggregate Scheduled Balances and Number of Delinquent
        Contracts as of Determination Date

        (18) 31-59 days                              3,529,307.92           119

        (19) 60 days or more                         3,739,625.61           118

        (20) Current Month Repossessions               934,034.42            36

        (21) Repossession Inventory                  3,802,875.39           124

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22)    Average Sixty-Day Delinquency Ratio Test


  (a) Sixty-Day Delinquency Ratio for current
      Remittance Date                                                      1.08%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 4


                         CUSIP#'S   393505-MA7, MB5, MC3, MD1, ME9, MF6
                         TRUST ACCOUNT #80-4135900
                         REMITTANCE DATE: 5/15/97



     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                              1.06%
(23) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current
          Remittance Date                                           1.02%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                               .93%

(24) Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from April 1, 2000 to
          March 31, 2001, 6.5% from April 1, 2001 to March 31,
          2002, 8.5% from April 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                       .28%

(25) Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance Date  217,616.36

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                      .68%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 5


                            CUSIP#'S   393505-MA7,MB5,MC3,MD1,ME9,MF6
                            TRUST ACCOUNT #80-4135900
                            REMITTANCE DATE: 5/15/97

(26) Class M-1 Principal Balance Test


     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                      18.16%

(27) Class B Principal Balance Test

     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                               .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 12.00%                        8.55%

                                                 Total  $    Per $1,000
                                                   Amount      Original
                                                ----------  -----------
CLASS M1 CERTIFICATES
---------------------

(28) Amount available (including Monthly
     Servicing Fee)                             904,049.60

A.   Interest
(29) Aggregate interest
     a.  Class M-1 Remittance Rate (7.70%,
         unless Weighted Average Contract
         Rate is below 7.70%)                         7.70%

     b.  Class M-1 Interest                     214,765.83   6.41666657

(30) Amount applied to Class M-1 Interest
     Deficiency Amount                                 .00            0

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 6


                            CUSIP#'S   393505-MG4
                            TRUST ACCOUNT #80-4135900
                            REMITTANCE DATE: 5/15/97


                                                     Total $     Per $1,000
                                                      Amount      Original
                                                    ----------  ------------
    (31)  Remaining unpaid Class M-1 Interest
          Deficiency Amount                          .00

    (32)  Amount Applied to:
          a.  Unpaid Class M-1 Interest Shortfall    .00             0

    (33)  Remaining:
          a.  Unpaid Class M-1 Interest Shortfall    .00             0


B.        Principal
    (34)  Formula Principal Distribution Amount
          a.  Scheduled Principal                    .00           N/A
          b.  Principal Prepayments                  .00           N/A
          c.  Liquidated Contracts                   .00           N/A
          d.  Repurchases                            .00           N/A

    (35)  Class M-1 Principal Balance      33,470,000.00       1000.00000000
    (35a) Class M-1 Pool Factor               1.00000000

    (36)  Class M-1 Percentage for such Remittance
          Date                                       .00%

    (37)  Class M-1 Principal Distribution:
      a.  Class M-1 (current)                        .00          0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                       .00

    (38)  Unpaid Class M-1 Principal Shortfall
          (if any) following current Remittance
          Date                                       .00

    (39)  Class M-1 Percentage for the following
          Remittance Date                            .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 7


                            CUSIP#'S   393505-MH2, MJ8
                            TRUST ACCOUNT #80-4135900
                            REMITTANCE DATE: 5/15/97


                                                     Total $     Per $1,000
                                                      Amount      Original
                                                    ----------  ------------
Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                689,283.77

(2)  Class B-1 Remittance Rate (7.70% unless
     Weighted Average Contract Rate is
     below 7.70%)                                        7.70%

(3)  Aggregate Class B1 Interest                    95,447.92   6.41666689

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                .00          .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                   .00          .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                    .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                    .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date             .00

(8a) Class B Percentage for such Remittance Date          .00

(9)  Current Principal (Class B Percentage of
     Formula Principal Distribution Amount)               .00

(10a)    Class B1 Principal Shortfall                     .00

(10b)    Unpaid Class B1 Principal Shortfall              .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8,05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 8

                                 CUSIP#'S  393505-MH2, MJ8
                                 TRUST ACCOUNT #80-4135900
                                 REMITTANCE DATE: 5/15/97

                                                      Total $         Per $1,000
                                                       Amount          Original
                                                    -------------     ----------
(11)    Class B Principal Balance                   29,758,810.00

(12)    Class B1 Principal Balance                  14,875,000.00

Class B2 Certificates
---------------------
(13) Remaining Amount Available                        593,835.85

(14) Class B-2 Remittance Rate (8.05%
     unless Weighted Average Contract
     Rate is less than 8.05%)                                8.05%

(15) Aggregate Class B2 Interest                        99,845.56     6.70833342

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                    .00            .00

(17) Remaining Unpaid Class B2
     Interest Shortfall                                       .00            .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance
     Date                                                     .00

(19) Class B2 Principal Liquidation Loss Amount               .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                     .00

(21) Guarantee Payment                                        .00

(22) Class B2 Principal Balance                     14,883,810.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 9

                            CUSIP#'S   393505-MH2, MJ8
                            TRUST ACCOUNT #80-4135900
                            REMITTANCE DATE: 5/15/97

                                                                      Total $         Per $1,000
                                                                       Amount          Original
                                                                      -------         ----------
(23)    Monthly Servicing Fee (Deducted from
        Certificate Account balance to arrive at
        Amount Available if the Company or Green
        Tree Financial Corporation is not the
        Servicer; deducted from funds remaining
        after payment of Class A Distribution
        Amount, Class M-1 Distribution Amount,
        Class B-1 Distribution Amount and Class
        B-2 Distribution Amount; if the Company or
        Green Tree Financial Corporation
        is the Servicer)                                                145,088.89

(24) 3% Guarantee Fee                                                   348,901.40

(25) Class C Residual Payment                                                  .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                                           .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                                           .00

(28) Repossessed Contracts                                              934,034.42

(29) Repossessed Contracts Remaining
     in Inventory                                                     3,802,875.39

(30) Weighted Average Contract Rate                                        9.96410
